SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2005

Date of Report (Date of earliest event reported)

ENTHEOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30156

(Commission File Number)

98-0170247

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5005

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant.

On June 30, 2005, Entheos Technologies, Inc., a Nevada corporation (the "Registrant"), was advised by a former representative of Moore Stephens Ellis Foster Ltd. (“Moore Stephens”), who is now associated with Ernst & Young, LLP., that Moore Stephens’ on May 5, 2005, merged with and into Ernst & Young LLP, effectively constituted their resignation as the Registrant’s independent accountant responsible for auditing its financial statements, and that effective as of such date, Moore Stephens would no longer act as our independent auditor.  Effective on May 5, 2005, Ernst & Young LLP, the successor firm to Moore Stephens, was engaged as the independent registered public accounting firm of the Registrant.

Moore Stephens’ report on the Registrant's financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that each report was modified to indicate that there was substantial doubt about the Registrant's ability to continue as a going concern.

During the period covered by the report of Moore Stephens and up to the date of its resignation, we had no disagreements with Moore Stephens, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens, would have caused Moore Stephens to make reference to the subject matter of the disagreement in connection with its reports.

During our previous two fiscal years and any subsequent period thereto, we did not consult with Ernst & Young the Company regarding any of the items described under Item 304(a)(1)(iv)(B), Item 304(a)(2) or Item 304(b) of Regulation S-B.

We have provided each of Moore Stephens and Ernst & Young LLP with a copy of this report. Attached as Exhibit 16.1 is a copy of a letter from Moore Stephens agreeing with the statements made in this report.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 16.1 – Consent Letter from Moore Stephens Ellis Foster Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

/s/ Stanley Wong

Stanley Wong

President and CEO

Date: July 7, 2005

EXHIBIT 16.1

MOORE STEPHENS

ELLIS FOSTER LTD.

CHARTERED ACCOUNTANTS

1650 West 1st Avenue

Vancouver, BC  Canada   V6J 1G1

Telephone:  (604) 737-8117  Facsimile: (604) 714-5916

Website:   www.ellisfoster.com

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously the independent registered public accounting firm for Entheos Technologies, Inc. & Subsidiaries (the “Company”)  and, under the date of March 15, 2005,  we reported on the  consolidated financial statements of Entheos Technologies, Inc. as of and for the year ended December 31, 2004.  On May 5, 2005, our appointment as the independent registered public accounting firm was terminated.   We have reviewed Entheos Technologies, Inc.’s statements included under Item 4.01 of its Form 8-K dated July 7, 2005, and we agree with the statements contained therein, except that we are not in a position to agree or disagree with the Company's statements that the change was approved by the Board of Directors.

Yours truly,

“Moore Stephens Ellis Foster Ltd.”

Chartered Accountants

David Kong

Direct Line: 604-648-3615